UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PINOX**

# Putnam International Growth Fund

## Semiannual report 3|31|11

A world of investing.™

Putnam INVESTMENTS

**GROWTH FUNDS** look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to benefit from growing companies abroad

If you have ever worn an Adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, you probably understand part of the philosophy behind Putnam International Growth Fund: Successful international companies, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s portfolio manager relies on a disciplined strategy and research by Putnam’s analysts to select fund holdings from the thousands of companies operating abroad.

The fund invests in companies of various sizes: large companies that dominate their industries as well as midsize and small companies in an expansionary-growth phase.

The fund invests in developed markets such as Japan, Canada, and the European Union, and in emerging markets, such as China and Brazil. For enhanced access to information about international companies, Putnam has analysts on three continents.

While investing in companies that operate under different economic and political systems involves risk, it may give your investment a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish.

Also, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In making investment decisions, the fund’s manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they involve more risk than reward.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it remains attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeff Sacknowitz

Jeff, for the six-month period, the fund performed well relative to its benchmark and Lipper peer group. What contributed to this strength?

As is usual for our fund, bottom-up stock selection was a bigger driver of performance than regional exposure decisions. For example, we had relatively low exposure to many European markets that rebounded during the period. However, the stocks that our analysts selected in these markets helped the fund’s returns top those of its benchmark and Lipper peer group average.

What can you tell us about market conditions during the period?

International markets continued to slowly rebound. We saw less volatility than we had in the previous two years, and investors seemed willing to take on more risk. What makes this remarkable is that the period brought a series of events that posed a considerable threat to investor confidence, including a devastating earthquake, tsunami, and nuclear crisis in Japan; turmoil in the Middle East; spiking oil prices; and continued worries about Europe’s sovereign debt issues. Despite it all, financial markets around the world — like the people of Japan after the quake — demonstrated profound resiliency and optimism.

Investors also seemed to come to grips with monetary tightening policies in many markets. Initially, investors had been moving assets away from countries — China and Brazil in particular — that were taking measures to slow rapid economic growth and curb inflation. By the close of the period, the pressure on stocks in these markets appeared to be subsiding.

Can you tell us more about the situation in Japan and its impact on the fund?

Overall for the period, our holdings in Japan-based companies made a positive

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

contribution to performance. In the first two days of trading after the earthquake struck on March 11, the stock market in Japan fell by nearly 17%. However, in subsequent days the market recovered from this initial panic selling.

We are carefully assessing the longer-term implications of the earthquake, the tsunami, and the damage to the Fukushima Daiichi nuclear power plant, at both the industry and single-stock level. We believe discretionary consumption in Japan might be weak for some time as consumers become increasingly risk averse. At the same time, we believe that the indiscriminate selling in the aftermath of the earthquake created investment opportunities. In many cases, the effect of the disasters on a stock was either short-lived or irrelevant, in our view. And for some companies — such as those involved with reconstruction efforts — the disasters are expected to provide a positive stimulus. In the weeks following the earthquake, we increased the fund’s positions in several attractively priced stocks, many of which had already rebounded by the close of the period.

What are some holdings that helped the fund’s performance during the period?

A top-contributing stock from Japan was CyberAgent, an Internet media, advertising, and online game company. The company is the host of Japan’s largest and most popular blogging website, whose users include top celebrities and politicians. We believed CyberAgent offered strong long-term growth potential for several reasons. First, the company had the power of its blog, which brought in significant web traffic and helped enhance the visibility of CyberAgent’s gaming products. Second, the company has one of the best online engineering talent pools in Japan. And finally, CyberAgent is also Japan’s largest online advertising agency. Each of these business segments are intertwined, and as each succeeds in attracting business and customers, the company as a whole benefits.

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

The only stock that contributed more to performance than CyberAgent during the period was Kia Motors, a South Korea-based automobile manufacturer. Early in the period, we believed that South Korea was one of the cheapest markets in the world. Our auto analyst recognized that investors were overlooking the earnings potential in Kia, whose market share was picking up substantially, especially in the United States. In addition, our analyst believed that Kia’s move toward higher-end vehicles would lead to higher profit margins. That insight paid off as Kia was the best-performing holding for the period.

Another highlight was Teck Resources, a Canada-based mining company. Investors began moving away from mining stocks out of fear that demand from China would slow. We believed demand would remain strong — from China and from other emerging markets. We recognized the potential for continued strong prices for Teck’s products and higher profit growth for the company. Teck, which was among the fund’s top-performing stocks, was sold from the portfolio by period-end.

Which holdings held back performance?

The top detractor for the period was Alapis, a drug company based in Greece. As a result of the country’s sovereign debt crisis, the Greek government mandated that drug prices be reduced, which hurt Alapis’ earnings and drove down the stock price. We had sold Alapis from the portfolio by the close of the period.

Two software companies were among the detractors for the period: Autonomy, a United Kingdom-based company that develops and distributes software, and Hong Kong-based Longtop Financial Technologies, which provides software products and services to financial institutions in China. Fund

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/11. Short-term holdings are excluded. Holdings will vary over time.

performance was also dampened by easyJet, a London-based discount airline that struggled with a decrease in bookings. We sold the position in easyJet by period-end.

How did you use derivatives in the portfolio?

Our use of currency forward contracts as a low-cost way to hedge foreign exchange risk benefited the fund.

What is your outlook for the months ahead, and where are you seeing attractive investment opportunities?

We expect that the global economy will continue to recover. Northern Europe seems to be stabilizing nicely, and the rebound in the U.S. economy appears to be staying on track. We do, however, expect more turbulence related to sovereign debt issues, and we will likely maintain an underweight position in the European periphery until we think the crisis is closer to being resolved.

At period-end, many emerging markets looked attractive in our view, as stock prices have come down, growth potential remains strong, and monetary tightening is likely nearing a peak. We believe emerging markets offer great investment potential, as economic growth is leading to higher discretionary incomes and people have significantly more to spend across all sectors of the economy. As a result, we have been looking at areas such as housing stocks in Brazil, automotive stocks in China, and food-related industries worldwide, such as fertilizer stocks.

In developed markets, we are optimistic about corporate spending. While economies have been slowly rebounding for over a year, corporations are sitting on unprecedented levels of cash, due in part to dramatic cost-cutting efforts. As the recovery continues to gain traction, we expect an increasingly strong capital expenditure cycle and more merger-and-acquisition activity. We are trying to position the portfolio to take advantage of that cycle, which should eventually translate into job creation, and therefore boost the service sectors of developed markets as well.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Finally, I am confident that the fund will continue to benefit from the people and processes that support it. We have an intensive process for screening global markets for companies that exhibit robust growth characteristics while also offering attractive valuations. And we are able to conduct fundamental research in markets around the world. Along with our analyst teams, I spend as much time as possible traveling globally to meet with companies and assess conditions in local markets. Most of the fund’s top-performing holdings were selected as a result of this on-the-ground research.

Thank you, Jeff, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Acknowledging the headwinds that continue to confront most economies around the world, the International Monetary Fund (IMF), in its April 2011 “World Economic Outlook,” said that financial conditions remain “unusually fragile.” Although the global economy shows steady improvement, the IMF said rising oil, food, and commodity prices, civil unrest in the Middle East and North Africa, European debt problems, weak real estate markets, and the withdrawal of fiscal stimulus all cast a cloud over the recovery. In this environment, the IMF forecast world GDP growth to be about 4.5% in 2011 and 2012, down modestly from 5% in 2010. The IMF said the economy in the United States should expand 2.8% in 2011 and 2.9% in 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.32%	6.92%	6.52%	6.52%	6.52%	6.52%	6.79%	6.56%	7.06%	7.41%

10 years	89.14	78.32	75.24	75.24	75.26	75.26	79.72	73.40	84.69	91.77
Annual average	6.58	5.95	5.77	5.77	5.77	5.77	6.04	5.66	6.33	6.73

5 years	21.16	14.16	16.60	14.60	16.63	16.63	18.08	13.96	19.60	22.62
Annual average	3.91	2.68	3.12	2.76	3.12	3.12	3.38	2.65	3.64	4.16

3 years	4.83	–1.20	2.47	–0.53	2.43	2.43	3.26	–0.35	4.00	5.59
Annual average	1.58	–0.40	0.82	–0.18	0.80	0.80	1.08	–0.12	1.32	1.83

1 year	14.54	7.94	13.66	8.66	13.58	12.58	13.93	9.97	14.25	14.82

6 months	12.62	6.16	12.22	7.22	12.18	11.18	12.37	8.45	12.46	12.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 3/31/11

		Lipper International Large-Cap Growth
	MSCI EAFE Growth Index (ND)	Funds category average*

Annual average (life of fund)	3.93%	6.59%

10 years	59.79	80.59
Annual average	4.80	5.87

5 years	11.16	15.11
Annual average	2.14	2.78

3 years	–7.38	–3.67
Annual average	–2.52	–1.34

1 year	12.55	13.64

6 months	10.25	11.11

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 248, 242, 197, 155, 94, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.190		$0.064	$0.083	$0.116		$0.160	$0.229

Capital gains	—		—	—	—		—	—

Total	$0.190		$0.064	$0.083	$0.116		$0.160	$0.229

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/10	$15.47	$16.41	$14.22	$14.60	$14.65	$15.18	$15.25	$15.55

3/31/11	17.22	18.27	15.89	16.29	16.34	16.93	16.98	17.29

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	1.66%	2.41%	2.41%	2.16%	1.91%	1.41%

Annualized expense ratio for the six-month period
ended 3/31/11†	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† Includes an increase of 0.02% in annualized performance fees for the six months ended 3/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.59	$12.54	$12.54	$11.22	$9.91	$7.27

Ending value (after expenses)	$1,126.20	$1,122.20	$1,121.80	$1,123.70	$1,124.60	$1,127.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.15	$11.90	$11.90	$10.65	$9.40	$6.89

Ending value (after expenses)	$1,016.85	$1,013.11	$1,013.11	$1,014.36	$1,015.61	$1,018.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (0.7%)
MTU Aero Engines Holding AG (Germany)	15,820	$1,074,959

Safran SA (France) †	62,894	2,227,457

		3,302,416
Airlines (1.1%)
Deutsche Lufthansa AG (Germany) †	147,705	3,136,789

Turk Hava Yollari (Turkey) †	607,803	1,693,154

		4,829,943
Automobiles (4.5%)
Bayerische Motoren Werke (BMW) AG (Germany)	40,764	3,400,856

Dongfeng Motor Group Co., Ltd. (China)	754,000	1,283,322

Fiat SpA (Italy)	413,841	3,755,243

Ghabbour Auto (Egypt)	99,222	448,201

Kia Motors Corp. (South Korea)	91,310	5,743,553

Nissan Motor Co., Ltd. (Japan)	457,300	4,062,198

Porsche Automobil Holding SE (Preference) (Germany) S	23,265	1,526,661

Porsche Automobil Holding SE (Rights) (Germany) †	23,265	202,090

		20,422,124
Beverage (2.1%)
Anheuser-Busch InBev NV (Belgium)	122,990	7,020,135

Synergy Co. (Russia) † ∆	64,143	2,527,234

		9,547,369
Biotechnology (1.0%)
Biotest AG (Preference) (Germany)	32,539	2,131,067

Dendreon Corp. †	31,000	1,160,330

Grifols SA (Spain)	63,957	1,117,112

		4,408,509
Building products (1.3%)
Compagnie de Saint-Goban (France)	62,537	3,836,849

JS Group Corp. (Japan)	70,400	1,830,332

		5,667,181
Capital markets (0.5%)
Julius Baer Group, Ltd. (Switzerland)	50,236	2,185,199

		2,185,199
Chemicals (5.3%)
Agrium, Inc. (Canada)	25,980	2,401,145

Arkema (France)	18,696	1,701,542

BASF SE (Germany)	40,937	3,547,832

JSR Corp. (Japan)	87,200	1,751,767

Petronas Chemicals Group Bhd (Malaysia) †	1,533,900	3,666,673

Syngenta AG (Switzerland)	21,275	6,930,308

TSRC Corp. (Taiwan)	441,000	1,132,250

Uralkali (Russia) †	331,446	2,717,857

		23,849,374
Commercial banks (9.7%)
Banco Bradesco SA ADR (Brazil)	223,949	4,646,942

Bank of Baroda (India)	109,807	2,375,766

Barclays PLC (United Kingdom)	979,929	4,369,619

BNP Paribas SA (France)	33,602	2,462,650

China Construction Bank Corp. (China)	5,666,000	5,309,826

Danske Bank A/S (Denmark) † S	155,835	3,457,691

COMMON STOCKS (98.5%)* cont.	Shares	Value

Commercial banks cont.
Hang Seng Bank, Ltd. (Hong Kong)	175,600	$2,835,244

HSBC Holdings PLC (London Exchange) (United Kingdom)	273,529	2,816,885

Lloyds Banking Group PLC (United Kingdom) †	2,417,061	2,255,780

National Australia Bank, Ltd. (Australia)	52,463	1,405,669

Sberbank OJSC (Russia) †	1,813,962	6,816,869

Shinhan Financial Group Co., Ltd. (South Korea)	57,030	2,591,682

Standard Chartered PLC (United Kingdom)	86,171	2,238,612

		43,583,235
Computers and peripherals (1.2%)
Hewlett-Packard Co.	42,400	1,737,128

SanDisk Corp. †	78,500	3,618,065

		5,355,193
Construction and engineering (0.5%)
Carillion PLC (United Kingdom)	353,501	2,158,152

		2,158,152
Construction materials (1.6%)
BBMG Corp. (China)	3,607,500	5,889,607

China Shanshui Cement Group, Ltd. (China)	1,648,000	1,538,051

		7,427,658
Diversified financial services (3.1%)
Criteria Caixacorp SA (Spain)	381,236	2,694,419

ING Groep NV (Netherlands) †	216,126	2,741,011

JPMorgan Chase & Co.	73,000	3,365,300

ORIX Corp. (Japan)	43,940	4,120,036

Warsaw Stock Exchange (Poland) †	73,220	1,258,578

		14,179,344
Diversified telecommunication services (1.3%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	55,900	2,513,078

Telenet Group Holding NV (Belgium) †	72,451	3,401,861

		5,914,939
Electrical equipment (3.2%)
Mitsubishi Electric Corp. (Japan)	690,000	8,155,753

Schneider Electric SA (France)	35,797	6,130,524

		14,286,277
Electric utilities (0.8%)
Fortum OYJ (Finland)	103,061	3,506,588

		3,506,588
Electronic equipment, instruments, and components (2.1%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	760,000	2,661,996

Hitachi High-Technologies Corp. (Japan)	38,500	768,795

Kyocera Corp. (Japan)	39,700	4,028,298

Yokogawa Electric Corp. (Japan)	247,300	1,887,195

		9,346,284
Energy equipment and services (0.9%)
Technip SA (France)	39,531	4,224,234

		4,224,234
Food and staples retail (1.0%)
Metro AG (Germany)	64,764	4,434,243

		4,434,243
Food products (3.4%)
Kerry Group PLC Class A (Ireland)	102,704	3,831,343

Nestle SA (Switzerland)	197,020	11,320,023

		15,151,366

COMMON STOCKS (98.5%)* cont.	Shares	Value

Health-care equipment and supplies (1.0%)
BioMerieux (France)	17,258	$1,813,780

Covidien PLC (Ireland)	52,335	2,718,280

		4,532,060
Hotels, restaurants, and leisure (0.8%)
Compass Group PLC (United Kingdom)	422,302	3,802,827

		3,802,827
Household durables (1.6%)
LG Electronics, Inc. (South Korea)	10,897	1,043,060

Rossi Residencial SA (Brazil)	379,200	3,164,068

Persimmon PLC (United Kingdom)	422,574	3,021,138

		7,228,266
Household products (1.6%)
Henkel AG & Co. KGaA (Germany)	49,381	3,065,098

Reckitt Benckiser Group PLC (United Kingdom)	85,442	4,395,421

		7,460,519
Independent power producers and energy traders (0.6%)
China Power New Energy Development Co., Ltd. (China) †	14,962,000	1,269,433

China WindPower Group, Ltd. (China) †	15,030,000	1,603,664

		2,873,097
Industrial conglomerates (2.2%)
Cookson Group PLC (United Kingdom) †	189,702	2,101,425

Rheinmetall AG (Germany)	24,801	2,059,235

Siemens AG (Germany)	42,610	5,851,761

		10,012,421
Insurance (2.7%)
AIA Group, Ltd. (Hong Kong) †	368,600	1,134,846

AXA SA (France)	190,327	3,985,188

Ping An Insurance (Group) Co. of China, Ltd. (China)	223,500	2,265,455

Prudential PLC (United Kingdom)	414,533	4,705,210

		12,090,699
Internet software and services (1.0%)
Open Text Corp. (Canada) † S	47,700	2,972,664

Telecity Group PLC (United Kingdom) †	176,623	1,442,932

		4,415,596
Machinery (3.9%)
Asahi Diamond Industrial Co., Ltd. (Japan)	204,000	3,918,922

Fiat Industrial SpA (Italy) †	210,722	3,031,258

Sumitomo Heavy Industries, Ltd. (Japan)	225,000	1,470,571

Tata Motors, Ltd. (India)	62,697	1,755,080

Vallourec SA (France)	38,634	4,342,893

Volvo AB Class B (Sweden) †	173,939	3,064,737

		17,583,461
Media (2.5%)
CyberAgent, Inc. (Japan)	771	2,719,102

DIRECTV Class A †	21,958	1,027,634

Kabel Deutschland Holding AG (Germany) †	55,352	2,939,738

Reed Elsevier PLC (United Kingdom)	217,776	1,889,346

WPP PLC (Ireland)	218,034	2,692,005

		11,267,825

COMMON STOCKS (98.5%)* cont.	Shares	Value

Metals and mining (7.9%)
BHP Billiton, Ltd. (Australia)	59,578	$2,875,201

Fortescue Metals Group, Ltd. (Australia)	266,950	1,773,606

Hidili Industry International Development, Ltd. (China)	1,152,000	1,017,385

Rio Tinto, Ltd. (Australia)	176,928	15,541,953

Vale SA ADR (Preference) (Brazil) S	123,600	3,648,672

Vedanta Resources PLC (United Kingdom)	130,708	4,995,792

Xstrata PLC (United Kingdom)	250,758	5,869,784

		35,722,393
Multi-utilities (0.6%)
Centrica PLC (United Kingdom)	500,805	2,617,342

		2,617,342
Multiline retail (0.8%)
PPR SA (France)	23,626	3,628,443

		3,628,443
Office electronics (0.9%)
Canon, Inc. (Japan)	90,500	3,943,308

		3,943,308
Oil, gas, and consumable fuels (8.4%)
BG Group PLC (United Kingdom)	359,321	8,953,692

Cairn Energy PLC (United Kingdom) †	889,643	6,604,797

Inpex Holdings, Inc. (Japan)	742	5,635,556

Nexen, Inc. (Canada)	244,332	6,096,319

Petroleo Brasileiro SA ADR (Preference) (Brazil)	120,200	4,271,908

Tullow Oil PLC (United Kingdom)	276,162	6,424,513

		37,986,785
Pharmaceuticals (5.5%)
Astellas Pharma, Inc. (Japan)	134,000	4,967,742

Mitsubishi Tanabe Pharma (Japan)	411,200	6,681,753

Nippon Shinyaku Co., Ltd. (Japan)	244,000	3,133,702

Sanofi-Aventis (France)	62,821	4,413,613

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	112,800	5,659,176

		24,855,986
Semiconductors and semiconductor equipment (2.6%)
ASML Holding NV (Netherlands)	35,596	1,572,046

Elpida Memory, Inc. (Japan) †	77,500	999,067

First Solar, Inc. †	20,802	3,345,794

Samsung Electronics Co., Ltd. (South Korea)	4,662	3,960,968

Sumco Corp. (Japan) †	93,700	1,891,369

		11,769,244
Software (1.7%)
Autonomy Corp. PLC (United Kingdom) †	38,532	983,679

Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	65,061	2,044,217

Nintendo Co., Ltd. (Japan)	7,000	1,893,235

SAP AG (Germany)	48,447	2,972,037

		7,893,168
Textiles, apparel, and luxury goods (2.0%)
Christian Dior SA (France)	36,016	5,080,185

Pandora A/S (Denmark) † S	76,893	3,932,116

		9,012,301

COMMON STOCKS (98.5%)* cont.	Shares	Value

Tobacco (2.4%)
Imperial Tobacco Group PLC (United Kingdom)	145,485	$4,504,097

Japan Tobacco, Inc. (Japan)	1,831	6,622,719

		11,126,816
Trading companies and distributors (1.3%)
Mitsui & Co., Ltd. (Japan)	323,700	5,809,301

		5,809,301
Wireless telecommunication services (1.2%)
Mobile Telesystems ADR (Russia)	54,500	1,157,035

NTT DoCoMo, Inc. (Japan)	1,748	3,076,042

Vodafone Group PLC (United Kingdom)	392,243	1,112,263

		5,345,340

Total common stocks (cost $393,069,787)		$444,756,826

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.19% [d]	15,310,465	$15,310,465

Putnam Money Market Liquidity Fund 0.13% [e]	2,108,511	2,108,511

SSgA Prime Money Market Fund 0.11% [i] P	380,000	380,000

U.S. Treasury Bills with effective yields ranging from
0.14% to 0.16%, November 17, 2011 ##	$1,711,000	1,709,251

Total short-term investments (cost $19,508,334)		$19,508,227

TOTAL INVESTMENTS

Total investments (cost $412,578,121)		$464,265,053

Key to holding’s abbreviations

ADR	American Depository Receipts
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $451,386,450.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,805,883 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	18.3%	Denmark	1.6%

United Kingdom	17.2	Italy	1.5

France	9.8	Hong Kong	1.3

Germany	8.1	Israel	1.3

Australia	4.8	Netherlands	1.0

Switzerland	4.6	India	0.9

China	4.5	Spain	0.8

United States	4.0	Taiwan	0.8

Brazil	3.5	Malaysia	0.8

South Korea	3.0	Finland	0.8

Russia	2.9	Sweden	0.7

Canada	2.6	Other	0.8

Belgium	2.3	Total	100.0%

Ireland	2.1

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $308,921,070) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	4/20/11	$10,355,639	$10,085,780	$(269,859)

	British Pound	Buy	4/20/11	3,841,804	3,903,135	(61,331)

	Canadian Dollar	Sell	4/20/11	7,944,803	7,889,408	(55,395)

	Euro	Buy	4/20/11	12,164,749	11,799,427	365,322

	Norwegian Krone	Sell	4/20/11	851,589	843,012	(8,577)

	Swedish Krona	Buy	4/20/11	3,179,771	3,166,114	13,657

	Swiss Franc	Buy	4/20/11	1,050,164	1,034,880	15,284

Barclays Bank PLC

	Australian Dollar	Buy	4/20/11	1,185,488	1,158,950	26,538

	British Pound	Sell	4/20/11	9,465,967	9,573,237	107,270

	Canadian Dollar	Buy	4/20/11	3,830,301	3,793,720	36,581

	Euro	Sell	4/20/11	3,629,976	3,522,165	(107,811)

	Hong Kong Dollar	Buy	4/20/11	2,283,344	2,281,049	2,295

	Japanese Yen	Buy	4/20/11	6,575,301	6,686,971	(111,670)

	Norwegian Krone	Buy	4/20/11	35,360	35,031	329

	Swedish Krona	Buy	4/20/11	191,907	191,425	482

	Swiss Franc	Sell	4/20/11	7,938,767	7,802,916	(135,851)

Citibank, N.A.

	Australian Dollar	Buy	4/20/11	810,911	792,529	18,382

	British Pound	Buy	4/20/11	9,205,585	9,353,625	(148,040)

	Canadian Dollar	Sell	4/20/11	1,681,259	1,670,263	(10,996)

	Danish Krone	Buy	4/20/11	91,072	89,435	1,637

	Euro	Sell	4/20/11	7,307,651	7,088,914	(218,737)

	Hong Kong Dollar	Sell	4/20/11	1,708,423	1,704,206	(4,217)

	Norwegian Krone	Buy	4/20/11	331,655	328,473	3,182

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $308,921,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Singapore Dollar	Buy	4/20/11	$3,529,973	$3,513,954	$16,019

	Swedish Krona	Buy	4/20/11	555,975	554,162	1,813

	Swiss Franc	Buy	4/20/11	2,189,933	2,157,805	32,128

Credit Suisse AG

	Australian Dollar	Sell	4/20/11	237,511	232,181	(5,330)

	British Pound	Buy	4/20/11	7,667,706	7,789,970	(122,264)

	Canadian Dollar	Buy	4/20/11	5,374,723	5,340,258	34,465

	Euro	Sell	4/20/11	6,481,289	6,285,141	(196,148)

	Japanese Yen	Buy	4/20/11	3,056,227	3,107,313	(51,086)

	Norwegian Krone	Buy	4/20/11	1,000,452	990,429	10,023

	Swedish Krona	Buy	4/20/11	2,197,695	2,188,636	9,059

	Swiss Franc	Buy	4/20/11	3,014,610	2,971,022	43,588

Deutsche Bank AG

	Australian Dollar	Buy	4/20/11	2,622,866	2,562,490	60,376

	Canadian Dollar	Buy	4/20/11	2,707,639	2,689,146	18,493

	Euro	Buy	4/20/11	4,015,262	3,894,537	120,725

	Swedish Krona	Buy	4/20/11	1,503,361	1,495,582	7,779

	Swiss Franc	Buy	4/20/11	2,011,923	1,982,769	29,154

Goldman Sachs International

	Australian Dollar	Buy	4/20/11	1,296,485	1,267,011	29,474

	British Pound	Buy	4/20/11	2,286,899	2,309,963	(23,064)

	Euro	Sell	4/20/11	15,376,788	14,916,521	(460,267)

	Japanese Yen	Sell	4/20/11	6,659,065	6,708,672	49,607

	Norwegian Krone	Buy	4/20/11	2,296,909	2,271,780	25,129

	Swedish Krona	Buy	4/20/11	377,502	375,872	1,630

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/20/11	3,500,396	3,421,529	78,867

	British Pound	Sell	4/20/11	2,747,267	2,791,218	43,951

	Euro	Sell	4/20/11	133,303	129,335	(3,968)

	Hong Kong Dollar	Sell	4/20/11	2,513,624	2,510,846	(2,778)

	Norwegian Krone	Buy	4/20/11	1,855,897	1,836,908	18,989

	Swiss Franc	Buy	4/20/11	2,477,522	2,440,204	37,318

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/20/11	504,505	493,055	11,450

	British Pound	Buy	4/20/11	5,965,824	6,040,190	(74,366)

	Canadian Dollar	Sell	4/20/11	10,101,379	10,034,187	(67,192)

	Euro	Buy	4/20/11	4,931,628	4,784,081	147,547

	Hong Kong Dollar	Sell	4/20/11	3,040,345	3,037,542	(2,803)

	Japanese Yen	Buy	4/20/11	675,254	686,802	(11,548)

	Norwegian Krone	Sell	4/20/11	1,745,074	1,727,947	(17,127)

	Singapore Dollar	Buy	4/20/11	4,062,050	4,043,745	18,305

	Swedish Krona	Buy	4/20/11	1,832,724	1,826,237	6,487

	Swiss Franc	Buy	4/20/11	2,996,056	2,951,149	44,907

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $308,921,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	4/20/11	$4,373,477	$4,245,244	$(128,233)

	British Pound	Sell	4/20/11	293,312	297,978	4,666

	Canadian Dollar	Buy	4/20/11	871,794	865,707	6,087

	Euro	Sell	4/20/11	10,917,753	10,586,111	(331,642)

	Japanese Yen	Sell	4/20/11	4,643,489	4,730,990	87,501

	Swedish Krona	Sell	4/20/11	294,689	295,720	1,031

	Swiss Franc	Buy	4/20/11	2,114,080	2,083,244	30,836

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/20/11	2,559,867	2,500,856	59,011

	Canadian Dollar	Buy	4/20/11	7,125,845	7,076,160	49,685

	Euro	Sell	4/20/11	1,881,994	1,826,097	(55,897)

	Norwegian Krone	Sell	4/20/11	1,483,305	1,468,208	(15,097)

	Swedish Krona	Buy	4/20/11	1,949,638	1,942,759	6,879

UBS AG

	Australian Dollar	Buy	4/20/11	2,212,807	2,162,160	50,647

	British Pound	Sell	4/20/11	3,278,312	3,331,051	52,739

	Canadian Dollar	Sell	4/20/11	7,958,941	7,903,204	(55,737)

	Euro	Buy	4/20/11	18,648,026	18,090,630	557,396

	Israeli Shekel	Sell	4/20/11	2,227,451	2,143,260	(84,191)

	Norwegian Krone	Buy	4/20/11	1,016,964	1,005,550	11,414

	Swedish Krona	Buy	4/20/11	1,341,987	1,335,675	6,312

	Swiss Franc	Buy	4/20/11	5,599,309	5,517,164	82,145

Westpac Banking Corp.

	Australian Dollar	Buy	4/20/11	248,580	242,880	5,700

	British Pound	Sell	4/20/11	625,335	635,326	9,991

	Canadian Dollar	Sell	4/20/11	1,640,496	1,630,010	(10,486)

	Euro	Buy	4/20/11	1,316,274	1,276,773	39,501

	Japanese Yen	Sell	4/20/11	6,462,654	6,573,459	110,805

Total						$(191,120)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
5,865 baskets	9/26/11	(1 month USD-	A basket	$(26,393)
		LIBOR-BBA plus	(GSGLPMIN)
		60 bp)	of common stocks

Total				$(26,393)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$55,361,786	$—	$—

Consumer staples	47,720,313	—	—

Energy	42,211,019	—	—

Financials	72,038,477	—	—

Health care	33,796,555	—	—

Industrials	63,649,152	—	—

Information technology	42,722,793	—	—

Materials	66,999,425	—	—

Telecommunication services	11,260,279	—	—

Utilities	8,997,027	—	—

Total common stocks	444,756,826	—	—

Short-term investments	2,488,511	17,019,716	—

Totals by level	$447,245,337	$17,019,716	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(191,120)	$—

Total return swap contracts	—	(26,393)	—

Totals by level	$—	$(217,513)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $14,811,917 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $395,159,145)	$446,846,077
Affiliated issuers (identified cost $17,418,976) (Notes 1 and 6)	17,418,976

Cash	828,603

Foreign currency (cost $3,914,530) (Note 1)	3,884,227

Dividends, interest and other receivables	1,213,286

Foreign Tax reclaim	353,184

Receivable for shares of the fund sold	105,337

Receivable for investments sold	1,431,514

Receivable for sales of delayed delivery securities (Note 1)	425,180

Unrealized appreciation on forward currency contracts (Note 1)	2,660,588

Total assets	475,166,972

LIABILITIES

Payable for investments purchased	3,351,250

Payable for shares of the fund repurchased	737,991

Payable for compensation of Manager (Note 2)	367,848

Payable for investor servicing fees (Note 2)	97,444

Payable for custodian fees (Note 2)	50,402

Payable for Trustee compensation and expenses (Note 2)	202,231

Payable for administrative services (Note 2)	2,489

Payable for distribution fees (Note 2)	266,023

Unrealized depreciation on forward currency contracts (Note 1)	2,851,708

Unrealized depreciation on swap contracts (Note 1)	26,393

Collateral on securities loaned, at value (Note 1)	15,310,465

Collateral on certain derivative contracts, at value (Note 1)	380,000

Other accrued expenses	136,278

Total liabilities	23,780,522

Net assets	$451,386,450

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$676,354,438

Distributions in excess of net investment income (Note 1)	(2,282,777)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(274,177,762)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	51,492,551

Total — Representing net assets applicable to capital shares outstanding	$451,386,450

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($381,253,815 divided by 22,143,408 shares)	$17.22

Offering price per class A share (100/94.25 of $17.22)*	$18.27

Net asset value and offering price per class B share ($16,893,883 divided by 1,063,222 shares)**	$15.89

Net asset value and offering price per class C share ($9,969,889 divided by 611,860 shares)**	$16.29

Net asset value and redemption price per class M share ($9,159,416 divided by 560,529 shares)	$16.34

Offering price per class M share (100/96.50 of $16.34)*	$16.93

Net asset value, offering price and redemption price per class R share
($2,178,756 divided by 128,306 shares)	$16.98

Net asset value, offering price and redemption price per class Y share
($31,930,691 divided by 1,846,933 shares)	$17.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $151,889)	$2,444,661

Interest (including interest income of $3,492 from investments in affiliated issuers) (Note 6)	272,666

Securities lending (Note 1)	58,539

Total investment income	2,775,866

EXPENSES

Compensation of Manager (Note 2)	2,101,895

Investor servicing fees (Note 2)	707,313

Custodian fees (Note 2)	64,393

Trustee compensation and expenses (Note 2)	22,134

Administrative services (Note 2)	5,110

Distribution fees — Class A (Note 2)	468,496

Distribution fees — Class B (Note 2)	87,802

Distribution fees — Class C (Note 2)	48,585

Distribution fees — Class M (Note 2)	34,028

Distribution fees — Class R (Note 2)	5,129

Other	135,345

Total expenses	3,680,230

Expense reduction (Note 2)	(54,489)

Net expenses	3,625,741

Net investment loss	(849,875)

Net realized gain on investments (Notes 1 and 3)	17,658,484

Net realized gain on swap contracts (Note 1)	164,439

Net realized gain on foreign currency transactions (Note 1)	6,160,524

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,710,555)

Net unrealized appreciation of investments and swap contracts during the period	30,656,856

Net gain on investments	52,929,748

Net increase in net assets resulting from operations	$52,079,873

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income (loss)	$(849,875)	$1,560,792

Net realized gain on investments and
foreign currency transactions	23,983,447	59,514,885

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	28,946,301	(25,919,873)

Net increase in net assets resulting from operations	52,079,873	35,155,804

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,303,730)	(9,303,046)

Class B	(74,362)	(454,449)

Class C	(51,943)	(188,606)

Class M	(67,637)	(207,855)

Class R	(19,946)	(39,811)

Class Y	(414,806)	(787,083)

Increase in capital from settlement payments	278,801	1,071,573

Redemption fees (Note 1)	3,472	7,898

Decrease from capital share transactions (Note 4)	(20,957,282)	(46,178,547)

Total increase (decrease) in net assets	26,472,440	(20,924,122)

NET ASSETS

Beginning of period	424,914,010	445,838,132

End of period (including distributions in excess of net investment income of $2,282,777 and undistributed net investment income
of $3,499,522, respectively)	$451,386,450	$424,914,010

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
March 31, 2011**	$15.47	(.03)	1.96	1.93	(.19)	(.19)	—	.01 [f]	$17.22	12.62 *	$381,254	.81*	(.17)*	61*
September 30, 2010	14.53	.06	1.21	1.27	(.37)	(.37)	—	.04 [g]	15.47	9.17	359,067	1.67 [e,h]	.42 [e]	162
September 30, 2009	13.30	.21	.93	1.14	—	—	—	.09 [i,j]	14.53	9.25	371,482	1.56 [e]	1.86 [e]	193
September 30, 2008	19.90	.23	(6.58)	(6.35)	(.25)	(.25)	—	—	13.30	(32.26)	420,839	1.51 [e]	1.33 [e]	122
September 30, 2007	15.50	.09	4.39	4.48	(.08)	(.08)	—	—	19.90	28.96	697,001	1.55 [e]	.49 [e]	120
September 30, 2006	13.51	.07 [k]	2.14	2.21	(.22)	(.22)	—	—	15.50	16.63	586,766	1.60 [e,k]	.48 [e,k]	79

Class B
March 31, 2011**	$14.22	(.08)	1.80	1.72	(.06)	(.06)	—	.01 [f]	$15.89	12.22 *	$16,894	1.18*	(.55)*	61*
September 30, 2010	13.39	(.05)	1.11	1.06	(.27)	(.27)	—	.04 [g]	14.22	8.29	17,777	2.42 [e,h]	(.38) [e]	162
September 30, 2009	12.34	.12	.84	.96	—	—	—	.09 [i,j]	13.39	8.51	24,861	2.31 [e]	1.12 [e]	193
September 30, 2008	18.47	.06	(6.10)	(6.04)	(.09)	(.09)	—	—	12.34	(32.83)	39,186	2.26 [e]	.38 [e]	122
September 30, 2007	14.43	(.05)	4.09	4.04	—	—	—	—	18.47	28.00	115,758	2.30 [e]	(.28) [e]	120
September 30, 2006	12.57	(.04) [k]	2.00	1.96	(.10)	(.10)	—	—	14.43	15.74	122,375	2.35 [e,k]	(.31) [e,k]	79

Class C
March 31, 2011**	$14.60	(.09)	1.85	1.76	(.08)	(.08)	—	.01 [f]	$16.29	12.18 *	$9,970	1.18*	(.55)*	61*
September 30, 2010	13.75	(.05)	1.14	1.09	(.28)	(.28)	—	.04 [g]	14.60	8.31	9,093	2.42 [e,h]	(.33) [e]	162
September 30, 2009	12.68	.12	.86	.98	—	—	—	.09 [i,j]	13.75	8.44	9,549	2.31 [e]	1.11 [e]	193
September 30, 2008	19.00	.09	(6.28)	(6.19)	(.13)	(.13)	—	—	12.68	(32.77)	11,973	2.26 [e]	.54 [e]	122
September 30, 2007	14.85	(.05)	4.20	4.15	—	—	—	—	19.00	27.95	21,466	2.30 [e]	(.26) [e]	120
September 30, 2006	12.96	(.04) [k]	2.06	2.02	(.13)	(.13)	—	—	14.85	15.74	16,183	2.35 [e,k]	(.27) [e,k]	79

Class M
March 31, 2011**	$14.65	(.07)	1.87	1.80	(.12)	(.12)	—	.01 [f]	$16.34	12.37 *	$9,159	1.06*	(.42)*	61*
September 30, 2010	13.80	(.01)	1.13	1.12	(.31)	(.31)	—	.04 [g]	14.65	8.53	8,701	2.17 [e,h]	(.09) [e]	162
September 30, 2009	12.69	.15	.87	1.02	—	—	—	.09 [i,j]	13.80	8.75	9,394	2.06 [e]	1.36 [e]	193
September 30, 2008	19.00	.13	(6.28)	(6.15)	(.16)	(.16)	—	—	12.69	(32.62)	10,800	2.01 [e]	.79 [e]	122
September 30, 2007	14.81	— [b]	4.19	4.19	—	—	—	—	19.00	28.29	20,759	2.05 [e]	(.02) [e]	120
September 30, 2006	12.92	(.01) [k]	2.06	2.05	(.16)	(.16)	—	—	14.81	16.02	18,470	2.10 [e,k]	(.04) [e,k]	79

Class R
March 31, 2011**	$15.25	(.05)	1.93	1.88	(.16)	(.16)	—	.01 [f]	$16.98	12.46 *	$2,179	.93*	(.29)*	61*
September 30, 2010	14.34	.02	1.19	1.21	(.34)	(.34)	—	.04 [g]	15.25	8.86	1,871	1.92 [e,h]	.15 [e]	162
September 30, 2009	13.15	.18	.92	1.10	—	—	—	.09 [i,j]	14.34	9.05	1,661	1.81 [e]	1.61 [e]	193
September 30, 2008	19.76	.22	(6.56)	(6.34)	(.27)	(.27)	—	—	13.15	(32.47)	1,718	1.76 [e]	1.28 [e]	122
September 30, 2007	15.42	.05	4.36	4.41	(.07)	(.07)	—	—	19.76	28.70	986	1.80 [e]	.26 [e]	120
September 30, 2006	13.47	.03 [k]	2.13	2.16	(.21)	(.21)	—	—	15.42	16.28	307	1.85 [e,k]	.23 [e,k]	79

Class Y
March 31, 2011**	$15.55	(.01)	1.97	1.96	(.23)	(.23)	—	.01 [f]	$17.29	12.75 *	$31,931	.68*	(.04)*	61*
September 30, 2010	14.60	.09	1.22	1.31	(.40)	(.40)	—	.04 [g]	15.55	9.43	28,405	1.42 [e,h]	.65 [e]	162
September 30, 2009	13.33	.22	.96	1.18	—	—	—	.09 [i,j]	14.60	9.53	28,891	1.31 [e]	1.99 [e]	193
September 30, 2008	19.95	.29	(6.61)	(6.32)	(.30)	(.30)	—	—	13.33	(32.10)	49,515	1.26 [e]	1.70 [e]	122
September 30, 2007	15.53	.14	4.39	4.53	(.11)	(.11)	—	—	19.95	29.33	21,767	1.30 [e]	.76 [e]	120
September 30, 2006†	13.49	.11 [k]	2.16	2.27	(.23)	(.23)	—	—	15.53	17.09 *	16,331	1.34*[e,k]	.75*[e,k]	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 4, 2005 (commencement of operations) to September 30, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

September 30, 2008	0.14

September 30, 2007	0.11

September 30, 2006	0.09

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

k Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam International Growth Fund (the Fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies of any size in established and emerging markets outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to a specific commodity. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $545,975 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,502,895 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,094,575.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool,

LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,811,917 and the fund received cash collateral of $15,310,465.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $297,529,269 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$173,303,189	September 30, 2011

68,610,961	September 30, 2017

55,615,119	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $413,210,061, resulting in gross unrealized appreciation and depreciation of $60,388,235 and $9,333,243, respectively, or net unrealized appreciation of $51,054,992.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.46% of the fund’s average net assets before an increase of $39,651 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $890 under the expense offset arrangements and by $53,599 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $283, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,557 and $345 from the sale of class A and class M shares, respectively, and received $7,328 and $69 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $262,412,492 and $276,320,681, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	676,813	$11,184,082	1,552,924	$22,792,700

Shares issued in connection with
reinvestment of distributions	241,586	3,920,947	585,555	8,595,944

	918,399	15,105,029	2,138,479	31,388,644

Shares repurchased	(1,991,480)	(32,915,783)	(4,487,085)	(65,033,418)

Net decrease	(1,073,081)	$(17,810,754)	(2,348,606)	$(33,644,774)

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	51,399	$786,431	110,065	$1,489,554

Shares issued in connection with
reinvestment of distributions	4,665	70,019	31,587	428,955

	56,064	856,450	141,652	1,918,509

Shares repurchased	(242,772)	(3,716,958)	(748,681)	(10,068,722)

Net decrease	(186,708)	$(2,860,508)	(607,029)	$(8,150,213)

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	55,091	$859,061	63,611	$883,957

Shares issued in connection with
reinvestment of distributions	2,924	44,998	11,362	158,393

	58,015	904,059	74,973	1,042,350

Shares repurchased	(68,961)	(1,083,106)	(146,715)	(2,017,954)

Net decrease	(10,946)	$(179,047)	(71,742)	$(975,604)

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	9,756	$153,926	32,270	$442,606

Shares issued in connection with
reinvestment of distributions	4,031	62,197	13,592	189,745

	13,787	216,123	45,862	632,351

Shares repurchased	(46,957)	(741,354)	(133,010)	(1,816,950)

Net decrease	(33,170)	$(525,231)	(87,148)	$(1,184,599)

	Six months ended 3/31/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	24,289	$398,111	45,319	$641,747

Shares issued in connection with
reinvestment of distributions	1,131	18,111	2,645	38,350

	25,420	416,222	47,964	680,097

Shares repurchased	(19,849)	(324,736)	(41,087)	(601,443)

Net increase	5,571	$91,486	6,877	$78,654

	Six months ended 3/31/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	207,493	$3,456,630	322,722	$4,689,171

Shares issued in connection with
reinvestment of distributions	24,535	399,672	52,353	770,642

	232,028	3,856,302	375,075	5,459,813

Shares repurchased	(212,193)	(3,529,530)	(527,131)	(7,761,824)

Net increase (decrease)	19,835	$326,772	(152,056)	$(2,302,011)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$2,660,588	Payables	$2,851,708

Equity contracts		—	Payables	26,393

Total		$2,660,588		$2,878,101

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Swaps	Total

Foreign exchange
contracts	$6,323,051	$—	$6,323,051

Equity contracts	—	164,439	$164,439

Total	$6,323,051	$164,439	$6,487,490

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Swaps	Total

Foreign exchange
contracts	$(1,651,400)	$—	$(1,651,400)

Equity contracts	—	(46,166)	(46,166)

Total	$(1,651,400)	$(46,166)	$(1,697,566)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,492 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $83,047,151 and $85,089,684, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA010
266992 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011